UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2006
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-08822 (Commission File Number)	56-2405642 (IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 8.01.	Other Events

Item 9.01.	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1	Press Release

Item 2.02.	Results of Operations and Financial Condition
     On January 19, 2006, Cavco Industries, Inc. a Delaware corporation (the “Corporation”), announced its financial results for its fiscal third quarter and nine months ended December 31, 2005. A copy of the Corporation’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On January 19, 2006, the Corporation announced that Daniel L. Urness has been named Vice President and Chief Financial Officer. The appointment of Mr. Urness was effective January 18, 2006.
     Daniel L. Urness, 37, joined the Corporation in May 1999 as Controller. Mr. Urness left the Corporation in June 2002 and served as a financial consultant to several businesses including the Corporation. In June 2004, he returned to the Corporation on a full-time basis and was directly responsible for the successful implementation of the requirements of Section 404 of the Sarbanes-Oxley Act. In May 2005, Mr. Urness became Corporate Controller of the Corporation, and in August 2005, he was named Interim Chief Financial Officer. Prior to joining Cavco Mr. Urness, a Certified Public Accountant, was an Audit Manager with Deloitte & Touche LLP, which he joined in 1993.

Item 8.01.	Other Events
     On January 19, 2006, the Corporation announced that it had decided to open the idle Texas manufacturing plant purchased in the second quarter of this year. Initially the plant will be a low volume builder of the Corporation’s specialty line of park homes and vacation/resort cabins. As the market for traditional manufactured homes improves in Texas, Louisiana and other nearby states the Corporation may decide to produce homes to meet those needs as well. While the initial capital investment will be modest at approximately $2.5 million, the new facility will incur operating losses estimated to be in a range of $900,000 to $1,100,000 during the anticipated six month start-up phase. Longer-term this decision should provide the opportunity for profitable growth in what has historically been a large market for factory built products.

Item 9.01.	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release dated January 19, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC. (Registrant)
By:	/s/ Daniel L. Urness
	Name:	Daniel L. Urness
	Title:	Chief Financial Officer

Date: January 19, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 19, 2006